Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

 CHESAPEAKE LODGING TRUST REPORTS FIRST QUARTER RESULTS;
PRO FORMA REVPAR INCREASED 10.1%

ANNAPOLIS, MD, April 28, 2016 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended March 31, 2016.
HIGHLIGHTS

•	RevPAR: 10.1% pro forma increase for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA Margin: 360 basis point pro forma increase to 28.5% for the hotel portfolio over the same period in 2015.

•	Adjusted Hotel EBITDA: $40.1 million.

•	Adjusted Corporate EBITDA: $34.8 million.

•	Adjusted FFO: $26.0 million or $0.44 per diluted common share.

•	Financings: Subsequent to quarter end, prepaid without penalty its previous Hyatt Regency Boston loan.
CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three months ended March 31, 2016 and 2015 (in millions, except share and per share amounts):

	Three Months Ended March 31,
	2016	2015
Total revenue	$140.6	$109.3

Net income (loss) available to common shareholders	$7.6	$(0.9)
Net income (loss) per diluted common share	$0.13	$(0.02)

Adjusted Hotel EBITDA	$40.1	$25.3

Adjusted Corporate EBITDA	$34.8	$20.7

AFFO available to common shareholders	$26.0	$14.3
AFFO per diluted common share	$0.44	$0.26

Weighted-average number of diluted common shares outstanding	59,247,219	54,178,494

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

HOTEL OPERATING RESULTS
Management assesses the operating performance of its hotels irrespective of the hotel owner during the periods compared using the following key operating metrics: occupancy, ADR, RevPAR, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin. The Trust uses the term "pro forma" to refer to metrics that include, or comparisons of metrics that are based on, the operating results of hotels under previous ownership for either a portion of or the entire period. As of March 31, 2016, the Trust owned 22 hotels. Since two of its hotels owned as of March 31, 2016 were acquired during 2015, the key operating metrics below reflect the pro forma operating results for those hotels for all, or a certain period, of the three months ended March 31, 2015.
Included in the following table are comparisons of the key operating metrics for the hotel portfolio for the three months ended March 31, 2016 and 2015 (in thousands, except for ADR and RevPAR):

	Three Months Ended March 31,
	2016	2015(1)	Change
Occupancy	78.8%	72.0%	680 bps
ADR	$216.28	$214.86	0.7%
RevPAR	$170.35	$154.78	10.1%

Adjusted Hotel EBITDA	$40,051	$31,668	26.5%
Adjusted Hotel EBITDA Margin	28.5%	24.9%	360 bps

__________

(1)	Includes results of operations for certain hotels prior to their acquisition by the Trust.

Hotel EBITDA, Adjusted Hotel EBITDA, Adjusted Hotel EBITDA Margin, Corporate EBITDA, Adjusted Corporate EBITDA, FFO, FFO available to common shareholders and AFFO available to common shareholders are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange Commission. See the discussion included in this press release for information regarding these non-GAAP financial measures.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CAPITAL MARKETS ACTIVITY
The Trust has not sold any common shares under its continuous at-the-market (ATM) program or repurchased any common shares under its share repurchase program during 2016.
DIVIDENDS
On January 15, 2016, the Trust paid dividends in the amounts of $0.40 per share to its common shareholders and $0.484375 per share to its preferred shareholders, both of record as of December 31, 2015. On March 16, 2016, the Trust declared dividends in the amounts of $0.40 per share payable to its common shareholders and $0.484375 per share payable to its preferred shareholders, both of record as of March 31, 2016. Both dividends were paid on April 15, 2016.
POST-QUARTER ACTIVITY
On April 6, 2016, the Trust prepaid without penalty its previous mortgage loan secured by the Hyatt Regency Boston, which had an outstanding principal balance at the time of $88.2 million, with a borrowing under its revolving credit facility. The Trust is currently in discussions with a lender on obtaining a commitment for a new mortgage loan to be secured by the Hyatt Regency Boston.
On April 14, 2016, the Trust sold the separate, five-room villa building and related land parcel at the Hyatt Centric Santa Barbara for $2.1 million. The Trust expects to recognize an approximate $0.6 million gain on sale of hotel in the second quarter 2016.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

2016 OUTLOOK
The Trust is updating its 2016 outlook to incorporate its first quarter results and recent operating trends and fundamentals. The updated outlook assumes no acquisitions, dispositions, or financing transactions beyond the refinance of the Hyatt Regency Boston mortgage loan, which was prepaid without penalty on April 6, 2016, and the Courtyard Washington Capitol Hill/Navy Yard mortgage loan, which is prepayable without penalty on August 1, 2016 (in millions, except RevPAR and per share amounts):

Second Quarter 2016	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$24.5	$26.7
Net income per diluted common share	$0.41	$0.45

Adjusted Corporate EBITDA	$56.7	$59.2

AFFO available to common shareholders	$42.6	$44.9
AFFO per diluted common share	$0.72	$0.76

Corporate cash general and administrative expense	$2.6	$2.8
Corporate non-cash general and administrative expense	$2.4	$2.4

Weighted-average number of diluted common shares outstanding	59.2	59.2

22-HOTEL PORTFOLIO:

RevPAR	$212.00	$216.00
Pro forma RevPAR increase over 2015(1)	4.0%	6.0%
Adjusted Hotel EBITDA	$61.7	$64.4
Adjusted Hotel EBITDA Margin	36.4%	37.1%
Pro forma Adjusted Hotel EBITDA Margin increase over 2015(1)	0 bps	70 bps

_____________

(1)	The comparable 2015 period includes results of operations for certain hotels prior to their acquisition by the Trust.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Full Year 2016	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$74.3	$80.1	$72.9	$78.6
Net income per diluted common share	$1.26	$1.36	$1.24	$1.34

Adjusted Corporate EBITDA	$193.6	$200.1	$193.6	$200.1

AFFO available to common shareholders	$148.5	$154.3	$147.1	$152.8
AFFO per diluted common share	$2.52	$2.62	$2.50	$2.60

Corporate cash general and administrative expense	$10.0	$10.8	$10.0	$10.8
Corporate non-cash general and administrative expense	$9.4	$9.4	$9.4	$9.4

Weighted-average number of diluted common shares outstanding	58.9	58.9	58.9	58.9

22-HOTEL PORTFOLIO:

RevPAR	$195.00	$199.00	$195.00	$199.00
Pro forma RevPAR increase over 2015(1)	5.0%	7.0%	5.0%	7.0%
Adjusted Hotel EBITDA	$213.0	$220.3	$213.0	$220.3
Adjusted Hotel EBITDA Margin	33.7%	34.2%	33.7%	34.2%
Pro forma Adjusted Hotel EBITDA Margin increase over 2015(1)	100 bps	150 bps	100 bps	150 bps

___________

(1)	The comparable 2015 period includes results of operations for certain hotels prior to their acquisition by the Trust.

NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gain (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, April 28, 2016 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 75010701. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on May 5, 2016. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 75010701. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,694 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s second quarter and full year 2016 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of April 28, 2016, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2016	December 31, 2015
	(unaudited)

ASSETS
Property and equipment, net	$1,912,310	$1,926,944
Intangible assets, net	36,269	36,414
Cash and cash equivalents	46,955	50,544
Restricted cash	43,129	40,361
Accounts receivable, net	21,587	15,603
Prepaid expenses and other assets	23,662	17,900
Total assets	$2,083,912	$2,087,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$777,512	$769,748
Accounts payable and accrued expenses	65,409	62,683
Other liabilities	45,794	45,778
Total liabilities	888,715	878,209

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; Series A Cumulative Redeemable Preferred Shares; 5,000,000 shares issued and outstanding ($127,422 liquidation preference)	50	50
Common shares, $.01 par value; 400,000,000 shares authorized; 60,083,747 shares and 59,659,522 shares issued and outstanding, respectively	601	597
Additional paid-in capital	1,300,053	1,297,877
Cumulative dividends in excess of net income	(105,060)	(88,675)
Accumulated other comprehensive loss	(447)	(292)
Total shareholders’ equity	1,195,197	1,209,557
Total liabilities and shareholders’ equity	$2,083,912	$2,087,766

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.23	3.04
Leverage ratio(1)	31.9%	32.6%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2016	2015
REVENUE
Rooms	$103,772	$81,594
Food and beverage	30,555	23,398
Other	6,284	4,298
Total revenue	140,611	109,290

EXPENSES
Hotel operating expenses:
Rooms	25,501	21,100
Food and beverage	22,766	18,466
Other direct	1,558	1,333
Indirect	50,580	43,005
Total hotel operating expenses	100,405	83,904
Depreciation and amortization	18,484	14,927
Air rights contract amortization	130	130
Corporate general and administrative	5,266	4,577
Hotel acquisition costs	—	369
Total operating expenses	124,285	103,907

Operating income	16,326	5,383

Interest expense	(8,210)	(7,179)

Income (loss) before income taxes	8,116	(1,796)

Income tax benefit	1,954	3,348

Net income	10,070	1,552

Preferred share dividends	(2,422)	(2,422)
Net income (loss) available to common shareholders	$7,648	$(870)

Net income (loss) per common share–basic and diluted	$0.13	$(0.02)

Weighted-average number of common shares outstanding:
Basic	58,681,525	54,178,494
Diluted	59,247,219	54,178,494

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2016	2015

Cash flows from operating activities:
Net income	$10,070	$1,552
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,484	14,927
Air rights contract amortization	130	130
Deferred financing costs amortization	466	474
Share-based compensation	2,374	1,792
Other	(221)	(146)
Changes in assets and liabilities:
Accounts receivable, net	(5,984)	(3,711)
Prepaid expenses and other assets	(2,562)	(5,973)
Accounts payable and accrued expenses	2,323	(2,531)
Other liabilities	(11)	(10)
Net cash provided by operating activities	25,069	6,504

Cash flows from investing activities:
Acquisition of hotel, net of cash acquired	—	(153,592)
Deposit on hotel acquisition	—	(6,150)
Improvements and additions to hotels	(3,850)	(12,917)
Change in restricted cash	(2,768)	2,631
Net cash used in investing activities	(6,618)	(170,028)

Cash flows from financing activities:
Proceeds from sale of common shares, net of underwriting fees	—	153,962
Payment of offering costs related to sale of common shares	—	(184)
Borrowings under revolving credit facility	25,000	190,000
Repayments under revolving credit facility	(15,000)	(155,000)
Scheduled principal payments on mortgage debt	(2,649)	(2,584)
Payment of deferred financing costs	—	(2,321)
Deposit on loan application	(3,200)	—
Payment of dividends to common shareholders	(23,575)	(16,281)
Payment of dividends to preferred shareholders	(2,422)	(2,422)
Repurchase of common shares	(194)	(1,690)
Net cash provided by (used in) financing activities	(22,040)	163,480
Net decrease in cash	(3,589)	(44)
Cash and cash equivalents, beginning of period	50,544	29,326
Cash and cash equivalents, end of period	$46,955	$29,282

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Hotel EBITDA, Adjusted Hotel EBITDA, pro forma Adjusted Hotel EBITDA, and pro forma Adjusted Hotel EBITDA Margin for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Net income	$10,070	$1,552
Add: Interest expense	8,210	7,179
Depreciation and amortization	18,484	14,927
Air rights contract amortization	130	130
Corporate general and administrative	5,266	4,577
Hotel acquisition costs	—	369
Less: Income tax benefit	(1,954)	(3,348)
Hotel EBITDA	40,206	25,386

Less: Non-cash amortization(1)	(155)	(81)
Adjusted Hotel EBITDA	40,051	25,305

Add: Prior owner Hotel EBITDA(2)	—	6,363
Pro forma Adjusted Hotel EBITDA	$40,051	$31,668

Total revenue	$140,611	$109,290
Add: Prior owner total revenue(2)	—	18,044
Pro forma total revenue	$140,611	$127,334

Pro forma Adjusted Hotel EBITDA Margin	28.5%	24.9%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

(2)	Reflects results of operations for certain hotels prior to our acquisition.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Net income	$10,070	$1,552
Add: Interest expense	8,210	7,179
Depreciation and amortization	18,484	14,927
Less: Income tax benefit	(1,954)	(3,348)
Corporate EBITDA	34,810	20,310

Add: Hotel acquisition costs	—	369
Less: Non-cash amortization(1)	(25)	49
Adjusted Corporate EBITDA	$34,785	$20,728
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.
The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ended March 31, 2016 and 2015:

	Three Months Ended March 31,
	2016	2015
Net income	$10,070	$1,552
Add: Depreciation and amortization	18,484	14,927
FFO	28,554	16,479

Less: Preferred share dividends	(2,422)	(2,422)
Dividends declared on unvested time-based awards	(144)	(137)
Undistributed earnings allocated to unvested time-based awards	—	—
FFO available to common shareholders	25,988	13,920

Add: Hotel acquisition costs	—	369
Non-cash amortization(1)	(25)	49
AFFO available to common shareholders	$25,963	$14,338

FFO per common share–basic and diluted	$0.44	$0.26

AFFO per common share–basic and diluted	$0.44	$0.26
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to Hotel EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin for the three months ending June 30, 2016 and year ending December 31, 2016:

	Three Months Ending June 30, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$27,060	$29,310	$84,560	$90,310
Add: Interest expense	7,880	7,880	32,310	32,310
Income tax expense	3,650	3,850	2,500	3,250
Depreciation and amortization	18,720	18,720	74,860	74,860
Air rights contract amortization	130	130	520	520
Corporate general and administrative	4,970	5,170	19,420	20,170
Hotel EBITDA	62,410	65,060	214,170	221,420

Less: Non-cash amortization(1)	(160)	(160)	(620)	(620)
Gain on sale of hotel	(550)	(550)	(550)	(550)
Adjusted Hotel EBITDA	$61,700	$64,350	$213,000	$220,250

Total revenue	$169,400	$173,400	$631,500	$643,500

Adjusted Hotel EBITDA Margin	36.4%	37.1%	33.7%	34.2%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending June 30, 2016 and year ending December 31, 2016:

	Three Months Ending June 30, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$27,060	$29,310	$84,560	$90,310
Add: Interest expense	7,880	7,880	32,310	32,310
Income tax expense	3,650	3,850	2,500	3,250
Depreciation and amortization	18,720	18,720	74,860	74,860
Corporate EBITDA	57,310	59,760	194,230	200,730

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
Gain on sale of hotel	(550)	(550)	(550)	(550)
Adjusted Corporate EBITDA	$56,730	$59,180	$193,580	$200,080
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending June 30, 2016 and year ending December 31, 2016:

	Three Months Ending June 30, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$27,060	$29,310	$84,560	$90,310
Add: Depreciation and amortization	18,720	18,720	74,860	74,860
Less: Gain on sale of hotel	(550)	(550)	(550)	(550)
FFO	45,230	47,480	158,870	164,620

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(150)	(150)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	(10)	(10)	—	—
FFO available to common shareholders	42,650	44,900	148,620	154,370

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
AFFO available to common shareholders	$42,620	$44,870	$148,520	$154,270

FFO per common share:
Basic	$0.73	$0.76	$2.53	$2.63
Diluted	$0.72	$0.76	$2.52	$2.62

AFFO per common share:
Basic	$0.73	$0.76	$2.53	$2.63
Diluted	$0.72	$0.76	$2.52	$2.62

Weighted-average number of common shares outstanding:
Basic	58,722	58,722	58,765	58,765
Diluted	59,248	59,248	58,860	58,860
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Centric Santa Barbara	Santa Barbara, CA	200	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,694